EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Large Cap Series Funds, Inc.

BlackRock Large Cap Growth Retirement Portfolio

Class K Shares

SUMMARY PROSPECTUS  |  JANUARY 29, 2010

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

BlackRock Large Cap Growth Retirement Portfolio:
Class	Ticker Symbol
Class K Shares	MKLHX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated January 29, 2010, are incorporated by reference into this Summary Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Summary Prospectus

Key Facts About BlackRock Large Cap Growth Retirement Portfolio

Investment Objective

The investment objective of BlackRock Large Cap Growth Retirement Portfolio (“Retirement Growth Fund” or the “Fund”), a series of BlackRock Large Cap Series Funds, Inc. (the “Corporation”), is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Class K Shares of Retirement Growth Fund.

Shareholder Fees (fees paid directly from your investment)	Class K Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]	Class K Shares
Management Fee[1]	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.37%
Total Annual Fund Operating Expenses[2]	0.87%
Fee Waivers and/or Expense Reimbursements[3]	(0.20)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2,3]	0.67%
[1]

The fees and expenses shown in the table and the example that follows include both the expenses of Retirement Growth Fund and Retirement Growth Fund’s share of the allocated expenses of Master Large Cap Growth Portfolio (“Master Growth Portfolio”). The management fees are paid by Master Growth Portfolio.

[2]

The Total Annual Fund Operating Expenses (both before and after fee waiver) have been restated to exclude certain non-recurring organizational and offering expenses incurred during Retirement Growth Fund’s fiscal period ended September 30, 2009. If these expenses were included, the Total Annual Fund Operating Expenses (before and after fee waivers) would be 0.88% and 0.68%, respectively.

[3]

As described in the “Management of the Funds” section of the Fund’s prospectus on pages 25-29, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees and/or expenses with respect to Retirement Growth Fund in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.67% of average daily net assets until February 1, 2011. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Corporation or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$68	$258	$463	$1,054

Portfolio Turnover:

Retirement Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 242% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Retirement Growth Fund seeks to achieve its objective by investing at least 80% of its assets in equity securities, primarily common stock, of large cap companies located in the United States that BlackRock selects from among those that are, at the time of purchase, included in the Fund’s benchmark, the Russell 1000® Growth Index. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. Large cap companies are companies that at the time of purchase have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of June 30, 2009, the most recent rebalance date, the lowest market capitalization in this group was $1.76 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

The Fund is a “feeder” fund that invests all of its assets in Master Growth Portfolio of Master Large Cap Series LLC (the “Master LLC”), which has the same investment objective and strategies as the Fund. All investments are made at the Master Growth Portfolio level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of Master Growth Portfolio. For simplicity, the prospectus uses the terms “Retirement Growth Fund” or “Fund” (as applicable) to include Master Growth Portfolio.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in Retirement Growth Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

■

Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion. Therefore, this investment style may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Performance Information

The returns for Class K Shares of Retirement Growth Fund prior to their inception date of January 3, 2008 are based on the performance of the Master Growth Portfolio. The returns for the Master Growth Portfolio are based upon the Institutional Shares of BlackRock Large Cap Growth Fund, a series of the Corporation which commenced operations on December 22, 1999 and which is also a feeder fund into Master Growth Portfolio. The returns for the Class K Shares, however, are adjusted to reflect the annual fund operating expenses of the Class K Shares of Retirement Growth Fund.

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Class K Share performance to that of the Russell 1000® Growth Index. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s return would have been lower. Updated information on the Fund’s results can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Class K Shares

ANNUAL TOTAL RETURNS1

Retirement Growth Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 22.48% (quarter ended March 31, 2000) and the lowest return for a quarter was –23.32% (quarter ended December 31, 2000).

As of 12/31/09 Average Annual Total Returns[1]	1 Year	5 Years	10 Years
BlackRock Large Cap Retirement Growth Portfolio — Class K Shares	31.93%	1.81%	(0.15)%
Russell 1000® Growth Index (Reflects no deduction for fees, expenses or taxes)	37.21%	1.63%	(3.99)%
[1]	A portion of the Fund’s total return was attributable to proceeds received in the fiscal period ended September 30, 2009 in a settlement of litigation.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Investment Manager

Retirement Growth Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, BlackRock refers also to the Fund’s sub-adviser.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Bob Doll, CFA, CPA	2008	Vice Chairman and Global Chief Investment Officer for Equities of BlackRock, Inc.
Daniel Hanson, CFA	2008	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

Class K Shares of the Fund are available only to (i) qualified recordkeepers with a distribution and/or fund servicing agreement (establishing an omnibus trading relationship) maintained with the Fund’s distributor, (ii) defined benefit plans, defined contribution plans, endowments and foundations with greater than $100 million in a qualified tax-exempt plan, and (iii) employers with greater than $100 million in the aggregate between qualified and non-qualified plans that they sponsor (collectively, “Institutions”). You may purchase or redeem shares of the Fund each day the New York Stock Exchange (the “NYSE” or “Exchange”) is open. Class K Shares are normally purchased through a customer’s account at an Institution through procedures established by such Institution. Purchase orders may also be placed by calling (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial minimum investment for Class K Shares is $1. The minimum investment for additional purchases is $1.

Tax Information

Because of the special tax rules applicable to investments by qualified plans exempt from tax under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), if you are invested through such a plan, you will not be taxed on dividends paid by the Fund or on the proceeds of a redemption or an exchange of shares of the Fund, provided the shares are not debt-financed property to you. Different tax consequences apply to a shareholder that does not satisfy the requirements of Section 401(a) or 501(a) of the Internal Revenue Code.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

* * *

The Fund’s prospectus and statement of additional information, both dated January 29, 2010, are incorporated by reference into this Summary Prospectus.

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INVESTMENT COMPANY ACT FILE # 811-09637 © BlackRock Advisors, LLC
BR Large Cap Growth Retirement Portfolio — Class K SPRO - RLCG - 0110